EXHIBIT 10.11
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                                 April 20, 2002

Cornell Capital Partners, L.P.

       RE:  CYCO.NET, INC. (THE "COMPANY")
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Gentlemen:

      This letter will confirm that Section 2.1(b) of the Equity Line of Credit Agreement dated as of August 2001 between the Company and Cornell Capital Partners, L.P. is hereby deleted in its entirety. Section 2.1(b) was intended to be removed from the final version of the Equity Line of Credit Agreement.

      This letter may be executed in any number of counterparts, all of which shall be deemed an original, and both of which shall constitute one and the same instrument. This letter shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of this letter. In the event of any litigation arising hereunder, the prevailing party or parties shall be entitled to recover its reasonable attorneys' fees and court costs from the other party or parties, including the costs of bringing such litigation and collecting upon any judgments. This letter shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, trustees, successors and assigns.

      If the foregoing correctly sets forth the terms of our agreement, please sign this letter on the line provided below, whereupon it will constitute a binding agreement between us.

                                          Very truly yours,

                                          CYCO.NET, INC.


                                          By:    /s/ Rick Urrea
                                             -------------------
                                          Name:  Rick Urrea
                                          Title: President


Agreed and accepted on April 20, 2002:

CORNELL CAPITAL PARTNERS, L.P.

By: Yorkville Advisors, LLC
Its: General Partner


By:    /s/ Mark Angelo
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Name:  Mark Angelo
Title: Managing Director